UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 17, 2025, Global Payments Inc. (“Global Payments”) issued a press release announcing, among other things, its preliminary financial results for the first quarter of 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 17, 2025, Global Payments issued a press release announcing, among other things, that it had entered into transaction agreements, pursuant to which Global Payments has agreed to (i) sell its Issuer Solutions business to Fidelity National Information Services, Inc. (“FIS”) at a valuation of $13.5 billion, subject to customary adjustments, and (ii) acquire Worldpay Holdco, LLC from FIS and affiliates of GTCR LLC at a valuation of $24.25 billion, subject to customary adjustments, in each case, subject to the receipt of required regulatory approvals and other customary closing conditions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In connection with the entry into the transaction agreements, Global Payments posted a presentation relating to the entry into the transaction agreements on the investor relations section of its website (a copy of which is furnished as Exhibit 99.2 and is incorporated herein by reference).

The information contained in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of Global Payments’ filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 17, 2025.*

99.2	Investor Presentation, dated April 17, 2025.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished, not filed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: April 17, 2025	By:	/s/ Dara Steele-Belkin
Dara Steele-Belkin
General Counsel and Corporate Secretary